                                                                     Exhibit 4.3

                                                                [EXECUTION COPY]

================================================================================


               ______________________________________________


                              OMNIBUS AMENDMENT TO
                               SERIES SUPPLEMENTS

                          Dated as of December 31, 2001

               ______________________________________________

                        TYLER INTERNATIONAL FUNDING, INC.
                                   Transferor

                       FIRST NORTH AMERICAN NATIONAL BANK
                          Prior Transferor and Servicer

                                       and

                              BANKERS TRUST COMPANY
                                     Trustee

                       on behalf of the Certificateholders


               ______________________________________________

                      CIRCUIT CITY CREDIT CARD MASTER TRUST
               ______________________________________________


================================================================================

                                TABLE OF CONTENTS
                                -----------------


                                                                                  Page
                                                                                  ----
Section 1.        Omnibus Amendments to the Series Supplements .................     2

Section 2.        Amendments to the Series 1996-1 Supplement ...................     2

Section 3.        Amendments to the Series 1998-2 Supplement ...................     4

Section 4.        Amendments to the Series 2000-1 Supplement ...................     5

Section 5.        Amendments to the Series 2000-2 Supplement ...................     6

Section 6.        Amendments to the Series 2001-1 Supplement ...................     8

Section 7.        Counterparts .................................................     9

Section 8.        Governing Law ................................................     9

               OMNIBUS AMENDMENT TO SERIES SUPPLEMENTS, dated as of December 31, 2001 (this "Amendment"), among TYLER INTERNATIONAL FUNDING, INC., a Delaware
            ---------
corporation ("Tyler Funding"), as Transferor (in such capacity, the
              -------------
"Transferor"), FIRST NORTH AMERICAN NATIONAL BANK, a national banking
 ----------
association (the "Bank"), as Transferor under the Prior Agreement (as defined
                  ----
below) (in such capacity, the "Prior Transferor") and as Servicer (in such
                               ----------------
capacity, the "Servicer"), and BANKERS TRUST COMPANY (together with its
               --------
successors in trust thereunder as provided in the Restated Agreement referred to below, the "Trustee"), as trustee under the Amended and Restated Master Pooling
            -------
and Servicing Agreement, dated as of December 31, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Restated
                                                            --------
Agreement"), among the Transferor, the Prior Transferor, the Servicer and the
---------
Trustee, as supplemented by the Series Supplements referred to below.

                              PRELIMINARY STATEMENT

               The Bank, as Transferor and Servicer, and the Trustee previously entered into (i) a Master Pooling and Servicing Agreement dated as of October 4, 1994, as amended (the "Prior Agreement") for the purpose of creating the Circuit
                       ---------------
City Credit Card Master Trust (the "Trust"), (ii) a Series 1996-1 Supplement
                                    -----
dated as of November 27, 1996 to the Prior Agreement (as amended, the "Series
                                                                       ------
1996-1 Supplement") for the purpose of authorizing the issuance, authentication
-----------------
and delivery by the Trust of the Series 1996-1 Certificates (as defined in the Series 1996-1 Supplement), (iii) a Series 1998-2 Supplement dated as of November 12, 1998 to the Prior Agreement (as amended, the "Series 1998-2 Supplement") for
                                                  ------------------------
the purpose of authorizing the issuance, authentication and delivery by the Trust of the Series 1998-2 Certificates (as defined in the Series 1998-2 Supplement), (iv) a Series 2000-1 Supplement dated as of February 28, 2000 to the Prior Agreement (the "Series 2000-1 Supplement") for the purpose of
                          ------------------------
authorizing the issuance, authentication and delivery by the Trust of the Series 2000-1 Certificates (as defined in the Series 2000-1 Supplement), (v) a Series 2000-2 Supplement dated as of November 29, 2000 to the Prior Agreement (the "Series 2000-2 Supplement") for the purpose of authorizing the issuance,
 ------------------------
authentication and delivery by the Trust of the Series 2000-2 Certificates (as defined in the Series 2000-2 Supplement) and (vi) a Series 2001-1 Supplement dated as of February 27, 2001 to the Prior Agreement (the "Series 2001-1
                                                           -------------
Supplement" and, collectively with the Series 1996-1 Supplement, the Series
----------
1998-2 Supplement, the Series 2000-1 Supplement and the Series 2000-2 Supplement, the "Series Supplements") for the purpose of authorizing the
                 ------------------
issuance, authentication and delivery by the Trust of the Series 2001-1 Certificates (as defined in the Series 2001-1 Supplement). The Transferor, the Prior Transferor, the Servicer and the Trustee are entering into the Restated Agreement simultaneously herewith and desire to enter into this Amendment for the purpose of substituting Tyler Funding for the Bank as Transferor under the Series Supplements and further amending the Series Supplements as set forth herein.

               Section 13.1(b) of the Prior Agreement provides that the Servicer, the Prior Transferor and the Trustee, without the consent of any of the Certificateholders, may amend from time to time any Supplement, subject to satisfaction of the conditions precedent set forth therein. All terms used in this Amendment that are defined in the Restated Agreement or the applicable Series Supplement have the meanings assigned to them therein, except to the extent such terms are amended or modified in this Amendment.

               In consideration of the mutual agreements contained herein, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

                Section 1. Omnibus Amendments to the Series Supplements.
                           --------------------------------------------

               (a) Each Series Supplement is hereby amended by substituting Tyler Funding for the Bank as Transferor under such Series Supplement.

               (b) Except where the context requires otherwise or where expressly amended herein, references to the "Transferor" in each Series Supplement shall be deemed to be references to Tyler Funding in such capacity and not to the Bank.

               (c) Except where the context requires otherwise or where expressly amended herein, references to the "Agreement" in each Series Supplement shall be deemed to be references to the Restated Agreement.

               (d) Each Series Supplement is hereby amended by deleting each reference to "Discount Option Receivable Collections" in such Series Supplement and substituting "Discount Collections" therefor.

               (e) Each Series Supplement is hereby amended by deleting each reference to "Due Period" in such Series Supplement and substituting "Collection Period" therefor.

               (f) Section 2 of each Series Supplement is hereby amended by adding the following defined term:

               ""Bank" shall mean First North American National Bank, a national
                 ----
         banking association, and any successor thereto."

               (g) Section 2 of each Series Supplement is hereby amended by deleting the defined term "Series Minimum Transferor Amount" therefrom.

               Section 2. Amendments to the Series 1996-1 Supplement.
                          ------------------------------------------

               (a) Section 2 of the Series 1996-1 Supplement is amended by amending and restating the following definitions in their entirety:

               ""Class B Interest Rate Cap" shall mean (i) the master agreement
                 -------------------------
         dated as of November 25, 1996 between the Bank and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto (or any master agreement and schedule thereto entered into between the Transferor and the Interest Rate Cap Provider with prior written notice to the Rating Agencies) and (ii) the confirmation dated as of November 25, 1996 between the Bank (or the Transferor as assignee of the Bank) and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement."

               (b) Section 10 of the Series 1996-1 Supplement is amended by amending and restating clause(c) thereof in its entirety to read as follows:

                    "(c) the Transferor, the Bank or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor, the Bank or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, the Bank or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; any of the Transferor, the Bank or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor, the Bank or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days; or the Bank shall become unable for any reason to transfer Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement;"

               (c) Section 10 of the Series 1996-1 Supplement is further amended by deleting "or" at the end of clause (i), adding "or" at the end of clause (j) and adding the following clause (k):

                    "(k) the Receivables Purchase Agreement shall be terminated;"

               (d) The Series 1996-1 Supplement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein, to the extent such term or provision relates to the Series 1996-1 Supplement, shall conflict or be inconsistent with any term or provision contained in the Series 1996-1 Supplement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Series 1996-1 Supplement shall mean the Series 1996-1 Supplement as amended by this Amendment. As amended by this Amendment, the Series 1996-1 Supplement is in all respects ratified and confirmed, and the Series 1996-1 Supplement and this Amendment, to the extent this Amendment relates to the Series 1996-1 Supplement, shall be read, taken and construed as one and the same instrument.

               Section 3. Amendments to the Series 1998-2 Supplement.
                          ------------------------------------------

               (a) Section 10 of the Series 1998-2 Supplement is amended by amending and restating clauses (c), (j) and (l) thereof in their entirety to read as follows:

                    "(c) the Transferor, the Bank or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor, the Bank or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, the Bank or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; any of the Transferor, the Bank or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor, the Bank or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days; or the Bank shall become unable for any reason to transfer Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement;"

                    "(j) the Receivables Purchase Agreement shall be
               terminated;"

                    "(l) Circuit City shall fail to own, directly or indirectly, a majority of the capital stock of the Transferor and a majority of the capital stock of the Bank; or;"

               (b) The Series 1998-2 Supplement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein, to the extent such term or provision relates to the Series 1998-2 Supplement, shall conflict or be inconsistent with any term or provision contained in the Series 1998-2 Supplement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Series 1998-2 Supplement shall mean the Series 1998-2 Supplement as amended by this Amendment. As amended by this Amendment, the Series 1998-2 Supplement is in all respects ratified and confirmed, and the Series 1998-2 Supplement and this Amendment, to the extent this

Amendment relates to the Series 1998-2 Supplement, shall be read, taken and construed as one and the same instrument.

               Section 4. Amendments to the Series 2000-1 Supplement.
                          ------------------------------------------

               (a) Section 2 of the Series 2000-1 Supplement is amended by amending and restating the following definitions in their entirety:

               ""Class A Interest Rate Cap" shall mean (i) the master agreement
                 -------------------------
         dated as of February 25, 2000 between the Bank and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto (or any master agreement and schedule thereto entered into between the Transferor and the Interest Rate Cap Provider with prior written notice to the Rating Agencies) and (ii) the confirmation dated as of February 25, 2000 between the Bank (or the Transferor as assignee of the Bank) and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement."

               ""Class B Interest Rate Cap" shall mean (i) the master agreement
                 -------------------------
         dated as of February 25, 2000 between the Bank and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto (or any master agreement and schedule thereto entered into between the Transferor and the Interest Rate Cap Provider with prior written notice to the Rating Agencies) and (ii) the confirmation dated as of February 25, 2000 between the Bank (or the Transferor as assignee of the Bank) and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement."

               (b) Section 10 of the Series 2000-1 Supplement is amended by amending and restating clause (c) thereof in its entirety to read as follows:

                    "(c) the Transferor, the Bank or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor, the Bank or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, the Bank or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; any of the Transferor, the Bank or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor, the Bank or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and 1such proceeding or petition shall continue undismissed for 60 days; or the Bank shall become unable for any reason to transfer Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement;"

              (c) Section 10 of the Series 2000-1 Supplement is further amended by deleting "or" at the end of clause (g), adding "or" at the end of clause (h) and adding the following clause (i):

                  "(i) the Receivables Purchase Agreement shall be terminated;"

              (d) The Series 2000-1 Supplement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein, to the extent such term or provision relates to the Series 2000-1 Supplement, shall conflict or be inconsistent with any term or provision contained in the Series 2000-1 Supplement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Series 2000-1 Supplement shall mean the Series 2000-1 Supplement as amended by this Amendment. As amended by this Amendment, the Series 2000-1 Supplement is in all respects ratified and confirmed, and the Series 2000-1 Supplement and this Amendment, to the extent this Amendment relates to the Series 2000-1 Supplement, shall be read, taken and construed as one and the same instrument.

              Section 5. Amendments to the Series 2000-2 Supplement.
                         ------------------------------------------

              (a) Section 2 of the Series 2000-2 Supplement is amended by amending and restating the following definitions in their entirety:

              ""Class A Interest Rate Cap" shall mean (i) the master agreement
                -------------------------
     dated as of November 28, 2000 between the Bank and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto (or any master agreement and schedule thereto entered into between the Transferor and the Interest Rate Cap Provider with prior written notice to the Rating Agencies) and (ii) the confirmation dated as of November 28, 2000 between the Bank (or the Transferor as assignee of the Bank) and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement."

              ""Class B Interest Rate Cap" shall mean (i) the master agreement
                -------------------------
     dated as of November 28, 2000 between the Bank and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto(or any master agreement and schedule thereto entered into between the Transferor and the Interest Rate Cap Provider with prior written notice to the Rating Agencies) and (ii) the confirmation dated as of November 28, 2000 between the Bank (or the Transferor as assignee of the Bank) and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement."

              (b) Section 10 of the Series 2000-2 Supplement is amended by amending and restating clause (c) thereof in its entirety to read as follows:

                  "(c) the Transferor, the Bank or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor, the Bank or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, the Bank or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; any of the Transferor, the Bank or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor, the Bank or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days; or the Bank shall become unable for any reason to transfer Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement;"

              (c) Section 10 of the Series 2000-2 Supplement is further amended by deleting "or" at the end of clause (g), adding "or" at the end of clause (h) and adding the following clause (i):

                  "(i) the Receivables Purchase Agreement shall be terminated;"

              (d) The Series 2000-2 Supplement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein, to the extent such term or provision relates to the Series 2000-2 Supplement, shall conflict or be inconsistent with any term or provision contained in the Series 2000-2 Supplement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Series 2000-2 Supplement shall mean the Series 2000-2 Supplement as amended by this Amendment. As amended by this Amendment, the Series 2000-2 Supplement is in all respects ratified and confirmed, and the Series 2000-2 Supplement and this Amendment, to the extent this Amendment relates to the Series 2000-2 Supplement, shall be read, taken and construed as one and the same instrument.

              Section 6. Amendments to the Series 2001-1 Supplement.
                         ------------------------------------------

              (a) Section 10 of the Series 2001-1 Supplement is amended by amending and restating clauses (c) and (j) thereof in their entirety to read as follows:

                  "(c) the Transferor, the Bank or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor, the Bank or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, the Bank or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; any of the Transferor, the Bank or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor, the Bank or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days; or the Bank shall become unable for any reason to transfer Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of the Agreement;"

                  "(j) Circuit City shall fail to own, directly or indirectly, a majority of the capital stock of the Transferor and a majority of the capital stock of the Bank;"

              (b) Section 11 of the Series 2001-1 Supplement is further amended by deleting "or" at the end of clause (m), deleting the period and adding "; or" at the end of clause (n) and adding the following clause (o):

             "(o) the Receivables Purchase Agreement shall be terminated;"

         (c) The Series 2001-1 Supplement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein, to the extent such term or provision relates to the Series 2001-1 Supplement, shall conflict or be inconsistent with any term or provision contained in the Series 2001-1 Supplement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Series 2001-1 Supplement shall mean the Series 2001-1 Supplement as amended by this Amendment. As amended by this Amendment, the Series 2001-1 Supplement is in all respects ratified and confirmed, and the Series 2001-1 Supplement and this Amendment, to the extent this Amendment relates to the Series 2001-1 Supplement, shall be read, taken and construed as one and the same instrument.

         Section 7. Counterparts. This Amendment may be executed in two or more
                    ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Transferor, the Prior Transferor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    TYLER INTERNATIONAL FUNDING, INC.,
                                        as Transferor

                                    By: /s/ Philip J. Dunn
                                        Name: Philip J. Dunn
                                        Title: Vice President

                                    FIRST NORTH AMERICAN NATIONAL BANK,
                                        as Transferor under the Prior Agreement
                                        and as Servicer

                                    By: /s/ Michael T. Chalifoux
                                        Name: Michael T. Chalifoux
                                        Title: President

                                    BANKERS TRUST COMPANY,
                                        as Trustee

                                    By: /s/ Susan Barstock
                                        Name: Susan Barstock
                                        Title: Vice President